greetings from

BAR HARBOR
BANKSHARES

Investor Presentation

June 2015

For more information contact:
Curtis C. Simard, President & CEO
Gerald Shencavitz, EVP & CFO
207-288-3314

NYSE MKT: BHB
www.bhbt.com

Safe Harbor Statement

This presentation contains certain statements that may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which are subject to numerous risks and uncertainties. Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters. These forward-looking statements are predicated on the beliefs and assumptions of Bar Harbor Bankshares' management based on information known to management as of the date of this presentation and do not purport to speak as of any other date. Forward looking statements should not be relied upon, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the company. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results, performance or achievements could differ materially from those discussed. Factors that could cause or contribute to such differences include but are not limited to: changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in capital and credit markets; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of customers of the Company's and its subsidiaries; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of the Company's strategies and business initiatives; changes in the financial markets, including fluctuations in interest rates; competitive product and pricing pressures among financial institutions within the Company's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, severe weather events and storms; changes in accounting standards. The Company cautions that the foregoing list of factors is not exclusive. For a discussion of factors that may cause actual results to differ from expectations, please refer to "Item 1A. Risk Factors" of the Bar Harbor Bankshares Annual Report on Form 10-K for the year ended December 31, 2014, as updated by our filings on Form 10-Q and other filings with the SEC. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Corporate Overview

March 31, 2015



- Bar Harbor Bank & Trust – commercial and retail banking services through 15 branch offices along the coast of Maine
- Bar Harbor Trust Services – trust and investment management; $403 million AUM
- Bar Harbor Financial Services – a third-party registered broker-dealer offering securities and insurance products with over 3,000 customers



Founded in 1887
Bank Holding Company
Headquarters: Bar Harbor, ME
Assets: $1.51 billion
Loans: $940 million
Deposits: $865 million
Market Cap: $221 million (5/29/15)
Shares Outstanding: 6.0 million
Tangible Book Value per Share: $24.27

BAR HARBOR
BANKSHARES

Our Franchise Footprint

Washington and Hancock Counties:

- "Downeast Maine" - farthest east in the country
- Major Attraction: Bar Harbor / Acadia National Park
    - Top ten visited National Park in the United States
    - From late spring to early fall, attracts over 2.5 million tourists
    - Over 130 annual cruise ship visits
- Population: 86,504 - 90% live within 5 miles of the coast
- Strong diversified tourism, hospitality, biological research, healthcare, boat building, marine services, wild blueberry, lobstering and fishing industries

Kennebec & Sagadahoc Counties:

- Entered these markets in 2012 by way of the Border Trust transaction
- Population: 156,157
- We believe these to be "growth markets" with significant opportunities

Strong Deposit Share in Core Markets with Growth Opportunities in Newer Markets

County	% of Bank Deposits	Market Share	# of Branches
Hancock	36.2%	1	8
Washington	13.6%	2	3
Knox	2.3%	8	1
Kennebec	1.5%	9	2
Sagadahoc	1.6%	7	1

- #1 market share in 9 communities representing 82% of BHB's deposits
- #2 market share in 2 communities representing 5% of BHB's deposits
- #3, 4, 6, & 9 market share in one community each representing 13% of BHB's deposits

As of 6/30/2014. Deposit percentages exclude brokered deposits.
Source: FDIC Summary of Deposits

Senior Executive Team

Name	Title	Age	Years with BHB	Years in Banking
Curtis C. Simard	President and CEO	44	2	23
Gerald Shencavitz	EVP, Treasurer & CFO	62	17	35
Gregory W. Dalton	EVP, Business Banking	55	24	32
Stephen M. Leackfeldt	EVP, Retail Banking & Operations	58	14	32
Richard B. Maltz	EVP & CRO	55	1	32
Robert P. Gerseny	President, Bar Harbor Trust Services	59	0	32
Marcia Bender	SVP, Operations & BSA Officer	52	31	31
Cheryl Mullen	SVP, Sales & Marketing	60	13	31
Marsha C. Sawyer	SVP, Human Resources	62	43	43

Twelve Month Retrospect

- Successful tourist season
- Strong lobster landings and wild blueberry season
- Strategic re-alignments and changes in staffing levels and mix
- Commercial lending aligned to better serve differing customer segments
- Improving our sales culture and the customer experience
- Brand affirmation
- Elevated Focus on ERM and regulatory compliance
- Sixteenth consecutive cash dividend increase

Twelve Month Retrospect

- Technology and E-Platform advancements in infrastructure and in the customer experience
  - Upgrade website and online banking
  - Launch tablet banking
  - Instant issue debit card capability
  - Retail mobile capture
  - Social media entrance
  - Advancing information security technologies and processes
- Voted one of the "Best Places to Work in Maine"
- American Banker, "Top 200 Community Banks"

2014 Financial Highlights

Twelve Months Ended December 31, 2014 vs. December 31, 2013

- Total asset growth of $85 million, or 6.2%
- Total loan growth of $66 million, or 7.8%
- NPA's of $12 million, up $3 million
  - One residential mortgage loan represented 74% of the increase
- Total deposit growth of $22 million, or 2.7%
  - Demand, NOW, and money market accounts up $40 million, or 9.1%
  - Brokered time deposits down $18 million
- Total risk based capital ratio - 17.24%
  - Post-Basel III ratio at 3/31/15 - 16.57%

BAR HARBOR BANKSHARES

2014 Financial Highlights

Twelve months ended December 31, 2014

- Ninth consecutive year of record earnings
  - Net Income up 10.8%
  - EPS up 10.4%
- ROA - 1.03%
- ROE - 10.69%
- Net interest income up $5 million, or 11.9%
  - NIM improvement of 18 bps
  - Average earning asset growth of $76 million
- Non-interest income up $192 thousand
  - Led by a $342 thousand, or 9.4%, increase in Trust and Financial Services fees
  - Service charges and securities gains posted declines
  - Efficiency ratio of 54.7%

First Quarter 2015

The momentum continues…

- Record Earnings
- ROA - 1.06%
- ROE - 10.57%
- Commercial loan growth of $27 million, or 6.0%
- Stable credit quality
- Increased shareholder dividend

BAR HARBOR BANKSHARES

Consistent Record of Organic Growth
Total Assets

($ in millions)



Border Trust Transaction
10-Year CAGR 8.15%
$1,500
$1,200
$900
$600
$300
$0
667
748
825
890
972
1,072
1,118
1,167
1,303
1,374
1,459
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Loans
Securities
Other

BAR HARBOR BANKSHARES

Consistent Record of Organic Growth While Managing the Cost of Funds
Total Deposits


Total Transaction Accounts
MMDA & Savings
Certifiicates of Deposit
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
10-Year CAGR7.98%
$398.3
$445.7
$496.3
$539.1
$578.2
$641.2
$708.3
$722.9
$795.0
$835.7
$858.0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
23.7%
20.3%
28.9%
27.1%

BAR HARBOR BANKSHARES

Securities Portfolio Provides a Strong Source of Liquidity and Balance Sheet Flexibility

12/31/14



U.S. Government Agency MBS 17.7%
Private Label MBS 1.0%
Municipal Debt Obligations 20.0%
GSE MBS 61.3%

- No below investment grade municipal debt obligations
- Portfolio Duration – Less than 5 Years

BAR HARBOR BANKSHARES

Loan Portfolio

12/31/14


Lodging industry represents 32.9% of CRE mortgage portfolio
Home Equity 6%
Tax-Exempt 2%
Consumer 1%
CRE 35%
Residential RE 42%
Commercial Construction 3%
C & I 8%
Agriculture 3%

BAR HARBOR BANKSHARES

Disciplined Credit Culture


Non Performing to Total Loans
Not reflective of credit deterioration
2.00%
1.00%
0.00%
0.16%
0.17%
0.11%
0.36%
0.70%
1.37%
1.95%
1.77%
1.21%
1.04%
1.34%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014


NCO's to Average Loans
One Relationship
0.40%
0.20%
0.00%
0.15%
0.04%
0.05%
0.04%
0.21%
0.13%
0.24%
0.37%
0.23%
0.12%
0.15%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

BAR HARBOR
BANKSHARES

Consistent Earnings Performance

Net Income



10-Year CAGR 9.81%
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
5.7
6.4
6.9
7.2
7.7
9.3
10.0
11.0
12.5
13.2
14.6
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Return on Average Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.89%
0.93%
0.87%
0.85%
0.83%
0.98%
0.98%
0.96%
1.00%
0.98%
1.03%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

BAR HARBOR
BANKSHARES

Consistent Earnings Performance

Return on Average Equity


15.00%
12.00%
9.00%
6.00%
3.00%
10.58%
11.44%
11.95%
11.40%
11.87%
11.65%
10.07%
9.94%
9.93%
10.52%
10.69%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Efficiency Ratio


80.0%
70.0%
60.0%
50.0%
40.0%
70.2%
69.6%
65.0%
60.1%
57.8%
53.2%
55.5%
55.0%
54.6%
55.6%
54.7%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

BAR HARBOR
BANKSHARES

Consistent Shareholder Returns


EPS*
Capital Raise
10-Year CAGR 7.49%
3.00
2.00
1.00
0.00
1.19
1.35
1.47
1.53
1.71
2.08
1.74
1.90
2.12
2.23
2.45
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014


Cash Dividends*
10-Year CAGR 5.09%
1.00
0.80
0.60
0.40
0.20
0.533
0.560
0.603
0.637
0.680
0.693
0.697
0.730
0.780
0.833
0.905
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

BAR HARBOR
BANKSHARES

*Adjusted to reflect the 3 for 2 stock split (dividend) in May 2014

Total Shareholder Return


COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
Among Bar Harbor Bankshares, the NYSE MKT Composite Index, the S&P 500 Index, and ABA Nasdaq Community Bank Index
$250
$200
$150
$100
$50
$0
12/09
12/10
12/11
12/12
12/13
12/14
Bar Harbor Bankshares
NYSE MKT Composite
S&P 500
ABA Nasdaq Community Bank Index

*$100 invested on 12/31/09 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

Copyright© 2014 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

BAR HARBOR BANKSHARES

Ongoing Strategic Objectives

- Sustaining the balance between growth and earnings without sacrificing soundness
- Improve earnings by measured loan growth and COF management
- Demonstrate a business development mindset to attract, develop, and retain profitable client relationships within the confines of our risk appetite
- Enhance the client experience through product development, new technology, electronic platforms, and process improvement
- Adapt structure, policies and procedures for future growth
- Loan growth in proven disciplines while utilizing skillsets of catalyst recruits to provide diversification
- Leverage longstanding BHBT brand in more recently entered markets

greetings from

BAR HARBOR
BANKSHARES

Investor Presentation

June 2015

For more information contact:
Curtis C. Simard, President & CEO
Gerald Shencavitz, EVP & CFO
207-288-3314

NYSE MKT: BHB
www.bhbt.com